UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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WESTSIDE ENERGY CORPORATION

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

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WESTSIDE ENERGY CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 13, 2007

To All Stockholders of
Westside Energy Corporation

The 2007 Annual Meeting of Stockholders (the "Annual Meeting") of Westside Energy Corporation, a Nevada corporation (the "Company"), will be held on Monday, August 13, 2007 at the Keystone/Yates Rooms of The Dallas Petroleum Club located at 2200 Ross Ave., Suite 4150E, Dallas, Texas at 11:00 A.M. Central daylight time for the following purposes:

1.	To elect a Board of Directors to hold office until the next annual meeting or until a successor board is duly elected and qualified;

2.	To consider and vote on a proposal to approve our 2007 Equity Incentive Plan;

3.	To consider and vote on a proposal to approve the appointment of Malone & Bailey, PC as our independent public accountants for fiscal 2007; and

4.	To consider and vote on such other business as may properly come before the Annual Meeting and any adjournment thereof.

All stockholders will be entitled to vote on all matters submitted for a vote at the Annual Meeting.  The Board of Directors has fixed the close of business on June 15, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented.  Accordingly, please sign and date the enclosed Proxy Card and return it promptly in the envelope provided herewith.  Even if you return a Proxy Card, you may revoke the proxies appointed thereby at any time prior to the exercise thereof by filing with our Corporate Secretary a written revocation or duly executed Proxy Card bearing a later date or by attendance and voting at the Annual Meeting.  Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxies.

By Order of the
Board of Directors,

Dallas, Texas	Keith D. Spickelmier,
July 16, 2007	Chairman of the Board

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

WESTSIDE ENERGY CORPORATION
3131 Turtle Creek Blvd, Suite 1300
Dallas, TX  75219
Telephone: 214/522-8990

PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying Proxy Card are furnished in connection with the solicitation of proxies by order of the Board of Directors of Westside Energy Corporation (the "Company") to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the time and place, and for the purposes set forth in the accompanying notice.  Such notice, this Proxy Statement and the Proxy Card are being mailed to Stockholders beginning on or about July 16, 2007.

We will bear the costs of soliciting proxies.  In addition to the solicitation made hereby, proxies may also be solicited by telephone, e-mail, telegram or personal interview by our officers.  We will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in providing beneficial ownership information and in forwarding proxy material to beneficial owners of stock who have objected to the disclosure of information regarding them.

All duly executed Proxy Cards received prior to the Annual Meeting will be voted in accordance with the choices specified thereon, unless revoked in the manner provided hereinafter.  As to any matter for which no choice has been specified on a Proxy Card, except with respect to broker non-votes, the related shares will be voted by the persons named therein (1) FOR the election of the five nominees listed herein as directors; (2) FOR the proposal to approve our 2007 Equity Incentive Plan; (3) FOR the proposal to approve the appointment of Malone & Bailey, PC, as our independent certified public accountants for the fiscal year ending December 31, 2007; and (4) at the discretion of the persons named on the Proxy Card in connection with any other business that may properly come before the Annual Meeting.  Stockholders may revoke their proxy at any time prior to the exercise thereof by written notice to Mr. Keith D. Spickelmier, our Chairman of the Board, at our address stated above, by the execution and delivery of a later dated Proxy Card, or by attendance at the Annual Meeting and voting their shares in person.

As of the close of business on June 15, 2007, the record date (the "Record Date") for determining Stockholders entitled to vote at the Annual Meeting, we had outstanding and entitled to vote 21,526,526 shares of our common stock (the "Common Stock"), and these shares are the only outstanding shares of ours entitled to vote.  Each share of Common Stock is entitled to one vote with respect to each matter to be acted upon at the Annual Meeting.  Stockholders personally present, or represented by proxy, and holding more than one-third of the outstanding Common Stock will constitute a quorum.  Abstentions or, with respect to the election of directors, withholds are counted for purposes of determining the presence or absence of a quorum for the transaction of business; while broker non-votes are not so counted.  Additionally, abstentions and/or withholds are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of our common stock beneficially owned by (i) each director and each executive officer; (ii) each person known to us to own beneficially more than 5% of the outstanding shares of our common stock; and (iii) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power over such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days of Record Date are treated as outstanding only for determination of the amount and percent owned by such group or person. Unless otherwise indicated, the address for each person named in the table is care of Westside Energy Corporation, 3131 Turtle Creek Boulevard, Suite 1300, Dallas, Texas 75219.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner
Directors and Executive Officers	Number		Percent

Keith D. Spickelmier	2,626,443	(1)	12.1%
Douglas G. Manner	437,666		2.0%
Craig S. Glick	41,094		*
John T. Raymond	67,966		*
Herbert C. Williamson, III	17,966		*
Sean J. Austin	54,972		*
All directors and executive officers as a group (6 persons)	3,246,107	(2)	14.9%

Non-management 5% Stockholders

Wellington Management Company, LLP	2,417,700	(3)	11.2%
Jimmy D. Wright	2,368,293	(4)	10.9%
Westside Resources, L.P.	2,368,293	(5)	10.9%

 _______________________________________
* Represents less than one percent.

(1)
Includes 2,360,051 shares held directly and 266,392 shares underlying currently exercisable warrants.  Excludes 95,000 shares held by his wife and 70,300 shares held by two family trusts as to which Mr. Spickelmier disclaims ownership.

(2)	Includes 266,392 shares underlying currently exercisable warrants
(3)
Wellington Management, LLC, or WML, in its capacity as investment adviser to Spindrift Partners, L.P., Spindrift Investors (Bermuda) L.P. and Wellington Trust Company, NA may be deemed to beneficially own an aggregate of 2,417,700 shares, which are held of record by clients of WML. The address for WML is 75 State Street, Boston, Massachusetts 02109.

(4)	Represents shares held by Westside Resources, L.P., which is controlled by Mr. Wright who has sole voting and investment power over these shares.
(5)	Includes 2,114,685 shares held directly and indirectly and 253,608 shares underlying currently exercisable warrants. Jimmy D. Wright has sole voting and investment power over these shares.

PROPOSAL 1
ELECTION OF DIRECTORS

General

Five directors will be elected at the Annual Meeting to serve until their successors shall be duly elected and qualified.  Directors are elected by a plurality of votes cast at the Annual Meeting. All of the nominees are currently serving as directors.  Unless contrary instructions are set forth in the enclosed Proxy Card, the proxy appointed thereby will vote all shares relating to such Proxy Card for the election as directors of the nominees named below.  Should any of the nominees become unable or unwilling to accept nomination or election, the appointed proxy will vote for the election, in the nominee's stead, of such other person as our Board of Directors may recommend.  Management has no reason to believe that any of the nominees will be unable or unwilling to stand for election or serve if elected.

The authorized number of our directors is presently fixed at five. Each director serves for a term of one year that expires at the following annual stockholders' meeting. Executive officers are appointed by our Board of Directors and serve until their successors are appointed. There are no family relationships, or other arrangements or understandings between or among any of the directors, executive officers or other person pursuant to which such person was selected to serve as a director or officer.

Nominees

Set forth below is certain information concerning the five nominees for election as directors, including the business experience of each for at least the past five years:

Name	Age	Present Position With the Company	Director Since

Keith D. Spickelmier	45	Chairman of the Board	2002

Douglas G. Manner	52	Director, Chief Executive Officer, President & Chief Operating Officer	2005

Craig S. Glick	47	Director	2006

John T. Raymond	36	Director and Chairman of the Nominating Committee	2005

Herbert C. Williamson, III	58	Director and Chairman of the Audit and Compensation Committees	2005

Keith D. Spickelmier - Chairman of the Board. Mr. Spickelmier is a Director and has served as Chairman of our Board since May 2002, and was President, Treasurer and Secretary until February 2004. Prior to joining Westside Energy, he was a partner with the law firm Verner, Liipfert, Bernhard, McPherson and Hand. From April 2001 through July 2003, Mr. Spickelmier was of counsel with the law firm Haynes and Boone, LLP. Mr. Spickelmier holds a B.A. from the University of Nebraska at Kearney and a J.D. from the University of Houston. Mr. Spickelmier is also a Director of JK Acquisition Corp.

Douglas G. Manner - Chief Executive Officer, President, Chief Operating Officer and Director. Mr. Manner has been a Director since March 2005. In June 2006, he became our Chief Executive Officer, and in April 2007 he became our President and resumed his former duties as Chief Operating Officer, a capacity in which he had previously served from January 2006 to May 2006.  From January 2004 to December 2005, Mr. Manner was Senior Vice President and Chief Operating Officer of Kosmos Energy, LLC, a private energy company engaged in oil and gas exploration offshore West Africa. From August 2002 through December 2003, he was President and Chief Operating Officer of White Stone Energy, LLC, a Houston-based oil and gas advisory firm. From May 2001 to June 2002, Mr. Manner was Chairman and Chief Executive Officer of Mission Resources Corporation, a Houston-based oil and gas exploration company. He was Chief Executive Officer and President of Bellwether Exploration, a Houston-based oil and gas exploration company, from June 2000 until May 2001 and became its Chairman of the Board in December 2000. From July 1998 until May 2000, Mr. Manner was Vice President and Chief Operating Officer of Gulf Canada Resources Limited. Mr. Manner began his career with Amoco Petroleum Company in 1977 and from 1981 to 1998 was a reservoir engineering consultant with Ryder Scott Petroleum Engineers, an international reservoir engineering firm. Mr. Manner received a B.S. in mechanical engineering from Rice University in 1977, and is a professional engineer certified by the Texas Board of Professional Engineers and a member of the Society of Petroleum Engineers. Mr. Manner was previously a member of the Board of Directors of Gulf Midstream Service, ROC Oil and Petrovera Energy Company and is currently a member of the Board of Directors of Cordero Energy Inc., Irvine Energy PLC, and Rio Vista Energy Partners, L.P.

Craig S. Glick - Director. Mr. Glick has been a Director since January 2006. Since November 2006, Mr. Glick has served as Managing Director and General Counsel of NGP Midstream & Resources. From August 2006 to November 2006, he served as our Executive Vice President and General Counsel. Mr. Glick co-founded Kosmos Energy, LLC in 2003 and was a partner at Kosmos Energy. From 1999 to 2003, he was President of Hunt Resources, Inc. and Senior Vice President of Hunt Oil Company. Mr. Glick was General Counsel and Chief Financial Officer of Gulf Canada Resources Ltd. from 1994 to 1999. Mr. Glick was in charge of acquisitions for Torch Energy Advisers in 1994. Previously, Mr. Glick was an attorney with Vinson & Elkins, LLP, where he became a partner in 1993. Mr. Glick received a B.A. in political science from Tulane University and holds a J.D. from the University of Texas School of Law.

John T. Raymond - Director. Mr. Raymond has been a Director since March 2005 and is Chairman of the Nominating Committee of our Board of Directors. Since September 2006, Mr. Raymond has served as Chief Executive Officer and Managing Director of NGP Midstream & Resources.  He has been a Director of Vulcan Energy Corporation since July 2004 and was its Chief Executive Officer from July 2004 to April 2005. From December 2002 to March 2004, he was President and Chief Operating Officer of Plains Exploration and Production Company. From June 2001 to April 2005, Mr. Raymond was a Director of Plains All American Pipeline, LP. He was Executive Vice President and Chief Operating Officer of Plains Resources Inc. from May 2001 to November 2001 and its President and Chief Operating Officer from November 2001 to April 2005. From January 2000 to May 2001, he was Director of Corporate Development for Kinder Morgan, Inc. He was Vice President of Corporate Development for Ocean Energy, Inc. from April 1998 to January 2000 and was a Vice President with Howard Weil Labouisse Friedrichs, Inc. from 1992 to April 1998. He currently manages various investments through Lynx Holdings, a company he owns. Mr. Raymond received a B.A. in management from the A.B. Freeman School of Business at Tulane University.

Herbert C. Williamson, III - Director. Mr. Williamson has been a Director since March 2005 and is Chairman of the Audit and Compensation Committees of our Board of Directors. From September 2000 through March 2003, he was a Director of Southwest Royalties, Inc. and chaired the independent directors committee for its acquisition by Clayton Williams Energy. From April 1997 to February 2002, Mr. Williamson was a Director of Pure Resources, Inc. and its predecessor, and served as Chairman of the special committee in connection with the tender offer for Pure Resources made by Unocal. Mr. Williamson was an investment banker with Petrie Parkman & Company from 1995 through May 1999, was Chief Financial Officer for Seven Seas Petroleum Incorporated from October 1998 to April 1999 and was Vice Chairman and Executive Vice President for Parker & Parsley Petroleum Company (now Pioneer Natural Resources Company) from April 1985 to April 1995. Since November 2002, Mr. Williamson has served as a Director in the energy group at CS First Boston, and is currently a Director of JK Acquisition Corp. Since 1996, Mr. Williamson has been a Director of Merlon Petroleum Company, a privately owned oil and gas company engaged in the exploration and production of oil reserves in East Texas and Egypt, where for a period he was also its Chief Financial Officer. He has over 30 years of experience in the oil and gas industry and investment banking business. Mr. Williamson holds a B.A. from Ohio Wesleyan University and an M.B.A. from Harvard University.

Director Selection

Our Nominating Committee charter contains a criterion setting forth the qualifications that the Nominating Committee is to look for in director candidates.  In general, the Nominating Committee looks for nominees with direct experience in the oil and gas industry without regard to race, color, creed, religion, national origin, sex, age, marital status, or disability.  The Nominating Committee’s criterion provides that as a minimum:

*
The nominee should have the highest personal and professional integrity and ethics, should have demonstrated exceptional ability and judgment, and should be most effective, in conjunction with the other nominees to our Board, in collectively serving the long-term interests of the stockholders and our company as a whole.

*	The nominee should be free from any conflict of interest that would interfere with his or her ability to discharge his or her duties as a director or would violate any applicable law or regulation.

*	The nominee should be willing and able to devote sufficient time to effectively carry out his or her duties. Service on other boards of public companies should be limited to a reasonable number.

In addition, nominees should help ensure that:

*
A majority of our Board will be "independent" in accordance with the standards established pursuant to Section 121A of the American Stock Exchange Company Guide; provided, however, that so long as we are a “Small Business Issuer” (as defined in SEC Regulation S-B) only at least 50% of our Board need be "independent" as so defined.

*	Each of our Audit, Compensation and Nominating Committees will be comprised entirely of independent directors.

*	At least one member of the Audit Committee should have accounting or related financial management expertise, as such qualification is interpreted by our Board in its business judgment.

The Nominating Committee identifies director candidates primarily through recommendations made by current directors.  These recommendations are developed based on the directors' own knowledge and experience in the oil and gas field.  The Nominating Committee will also consider recommendations made by the stockholders and others, including search firms.  All recommendations, regardless of the source, will be evaluated on the same basis against the criterion contained in the Nominating Committee charter.  All stockholder recommendations for director nominees must be submitted to our Corporate Secretary at 3131 Turtle Creek Blvd, Suite 1300, Dallas, Texas 75219, and all recommendations will be forwarded by our Corporate Secretary or Assistant Secretary to the Nominating Committee. The envelope containing a recommendation must feature clear notation that its contents relate to a "Director Nominee Recommendation."  All stockholder recommendations for director nominees must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to stockholders in connection with the previous year's annual meeting.  All stockholder recommendations for director nominees must include the following information:

a.	The name and address of record of the stockholder.

b.	A representation that the stockholder is a record holder of our securities or, if the stockholder is not a record holder, evidence of ownership in accordance with applicable regulations.

c.	The amount and type of record and/or beneficial ownership of our securities held by the stockholder making the recommendation.

d.
The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director nominee.

e.
A description of the qualifications and background of the proposed director nominee which addresses the minimum qualifications and other criteria for Board membership approved by our Board from time to time and set forth in the Nominating Committee charter.

f.	The amount and type of record and/or beneficial ownership of our securities held by the proposed director nominee.

g.	A description of all arrangements or understandings between the stockholder and the proposed director nominee.

h.	The consent of the proposed director nominee (i) to be named in the proxy statement relating to our annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

i.	Any other information regarding the proposed director nominee that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

The Nominating Committee may request any additional information reasonably necessary to determine the eligibility of a proposed director nominee.

Meetings and Committees of the Board

Meetings

Our Board of Directors met 12 times during the year ended December 31, 2006 (one time telephonically). Our Board of Directors took action by written consent four times during the year ended December 31, 2006.

Our Board of Directors has adopted a policy strongly encouraging all directors to attend all annual meetings of our stockholders (subject to unavoidable schedule conflicts or other circumstances) and to make themselves available before and after the meeting to speak with interested stockholders.  All of our directors attended the 2006 annual meeting of stockholders.

Compensation Committee

We have a standing Compensation Committee comprising John T. Raymond and Herbert C. Williamson, III. The functions of the Compensation Committee include (i) approving policies, plans, and performance criteria concerning the salaries, bonuses, and other compensation of our executive officers, (ii) reviewing and approving the salaries, bonuses, and other compensation of our executive officers, (iii) establishing and reviewing policies regarding executive officer perquisites, (iv) approving all equity-based and other compensation plans of ours, (v) engaging experts on compensation matters, if and when the members of the Compensation Committee believe it proper or advisable to do so, (vi) (at its election) adopting and amending at any time or from time to time a written charter and other rules and regulations for its internal governance, and (vii) performing such other duties as shall from time to time be delegated to it by our Board of Directors.  Our Board has determined that all members of the Compensation Committee are independent within the meaning of the AMEX listing standards.  The Compensation Committee met two times during the year ended December 31, 2006.  Our Board of Directors has not adopted a charter for the Compensation Committee.

Our Chairman of the Board and Chief Executive Officer have adopted the practice of conducting an annual review in January of each year (and occasional interim reviews) of our senior executive compensation practices and providing compensation recommendations to our Compensation Committee.  Our Chairman of the Board typically provides compensation recommendations regarding our Chief Executive Officer to our Compensation Committee.  Our Compensation Committee may consider these recommendations but ultimately has discretion to make recommendations to our Board of Directors relating to our executive management compensation irrespective of the recommendations made to the committee by our Chairman of the Board and Chief Executive Officer.  Our Compensation Committee, on its own initiative, will review compensation paid to our Chairman of the Board.   Our Board of Directors ultimately approves all compensation decisions relating to our executive management, including those pertaining to merit increases, bonuses and equity compensation.  The members of our Board of Directors rely on their judgment in making compensation decisions after reviewing our overall performance and evaluating each executive’s performance against established goals, leadership ability, responsibilities, and current compensation arrangements.  The compensation program and the Compensation Committee's assessment process are designed to be flexible so as to better respond to the evolving business environment and individual circumstances.

We implement our executive compensation objectives and principles primarily through the use of base salaries, annual bonuses and long-term equity awards.  Base salaries are set at levels that we believe are generally competitive with our market peers so as to attract, reward, and retain executive talent. Annual adjustments are influenced by growth of our operations, revenues and profitability, individual performance, changes in responsibility, and other factors.  We have adopted the practice of paying occasional bonuses.  These bonuses are used for one or more of the following purposes: (a) to induce a person to accept employment with us, (b) to reward an employee for attaining predetermined quantitative and qualitative performance goals, or (c) to reward an employee for outstanding performance irrespective of any predetermined performance goals.  Bonus amounts earned by senior executives are reflected in the Summary Compensation Table set forth herein.  Our Board of Directors has also approved grants of restricted shares of our common stock to certain of our executive officers.  These grants are reflected in the Summary Compensation Table and the table regarding Outstanding Equity Awards at Fiscal Year-End set forth herein, and they are described in the section captioned “Compensation Agreements with Key Personnel.”  Our Board of Directors believes that such grants provide long-term performance-based compensation, help retain executives through the vesting periods, and serve to align management and stockholder interests. Generally, these awards vest only to the extent that the executive remains an employee of ours through the applicable vesting date. However, the vesting of the awards is subject to various “change in control” provisions involving our company that may result in the accelerated vesting of unvested shares.  In granting shares of restricted stock and stock options in the future, we expect that we will consider the impact of the grant on our financial performance, as determined in accordance with the requirements of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (“SFAS No. 123(R)”). For share-based equity awards, we record expense in accordance with SFAS 123(R). The amount of expense we record pursuant to SFAS 123(R) may vary from the corresponding compensation value we use in determining the amount of the awards.

Our Compensation Committee does not have the authority to delegate its authority, and we have never used the assistance of compensation consultants.

Nominating Committee

We have a standing Nominating Committee comprising John T. Raymond and Herbert C. Williamson, III.  The functions of the Nominating Committee include (i) recommending to our Board of Directors criteria for Board membership, (ii) establishing a policy as regards the consideration of director candidates recommended by stockholders, (iii) establishing procedures to be followed by stockholders in submitting recommendations for director nominees to the Nominating Committee, (iv) establishing a process for identifying and evaluating nominees for our Board of Directors, including nominees recommended by stockholders, and (v) upon identifying individuals qualified to become members of our Board of Directors, consistent with the minimum qualifications and other criteria approved by our Board of Directors from time to time, selecting or recommending that our Board of Directors select the director nominees for election at each annual meeting of stockholders.  Our Board has determined that all members of the Nominating Committee are independent within the meaning of the AMEX listing standards. The Nominating Committee met one time during the year ended December 31, 2006.  Our Board of Directors has adopted a charter for the Nominating Committee.  A copy of this charter was attached as Appendix A to our proxy statement for our 2006 Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on June 23, 2006.  A copy of such charter is not now available on our website.

Audit Committee

Our Board of Directors has a standing Audit Committee comprising Keith D. Spickelmier, John T. Raymond and Herbert C. Williamson, III.  The Audit Committee assists our Board of Directors’ oversight of (i) the quality and integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our independent auditors.  Our Board of Directors has determined that each member of the Audit Committee is now independent within the meaning of the AMEX listing standards and is an "audit committee financial expert," as defined by applicable Commission rules and regulations, although Mr. Spickelmier did not meet the AMEX listing standards of independence during fiscal 2006 and the earlier portion of fiscal 2007.  For more information regarding this matter, see “Director Independence” below.  The Audit Committee met five times during the year ended December 31, 2006.   Our Board of Directors has adopted a charter for the Audit Committee.  A copy of this charter was attached as Appendix B to our proxy statement for our 2006 Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on June 23, 2006.  A copy of such charter is not now available on our website.

Audit Committee Report

The role of the audit committee is to assist the board of directors in its oversight of our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Our independent public accountants are responsible for auditing our financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee has reviewed and discussed with management and the independent accountants our audited financial statements. The audit committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 as regards communication with audit committees.  In addition, the audit committee has received from the independent accountants the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees, has discussed with the independent accountants their independence from us and our management, and has considered whether the independent accountants' provision of non-audit services to us is compatible with maintaining the accountants' independence.

The audit committee discussed with our internal and independent accountants the overall scope and plans for their respective audits. The audit committee meets with the independent accountants, with and without management present, to discuss the results of their audits, their evaluations of our internal controls and the overall quality of our financial reporting. In addition, the audit committee met with our Chief Executive Officer and Chief Financial Officer to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of our financial statements and the effectiveness of our systems of disclosure controls and procedures and internal control over financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

John T. Raymond
Keith D. Spickelmier
Herbert C. Williamson, III

Communications with Directors

Our Board of Directors has approved and implemented procedures for stockholders and other interested persons to send communications to our non-management directors as a group, our entire Board of Directors, or any specific director.  Communications may be mailed c/o Corporate Secretary, Westside Energy Company, 3131 Turtle Creek Blvd, Suite 1300, Dallas, Texas 75219.  Such communications are subject to a screening process under the guidance of our Corporate Secretary, who will determine which communications will be forwarded to directors.  Communications such as spam and similar junk mail and mass mailings, resumes and other job inquiries, surveys, business or charitable solicitations or advertisements, and any communication that is unduly hostile, threatening, illegal or similarly unsuitable are believed to be inappropriate and may not be forwarded.

Director Independence

Our common stock is listed for trading on the American Stock Exchange (the “AMEX”).  Accordingly, we use the standards established by the AMEX for determining whether or not each of our directors is “independent.”  We have determined that, as of the date of this Proxy Statement, each of Keith D. Spickelmier, John T. Raymond and Herbert C. Williamson, III is an “independent” director in accordance with the AMEX independence standards, although Mr. Spickelmier did not meet these standards of independence during any portion of fiscal 2006.  The AMEX rules generally require that a listed company’s Board of Directors comprise a majority of independent directors.  However, these rules provide that a “small business issuer” need only maintain a Board of Directors comprising at least 50% independent directors.  Based on our current “small business issuer” status and the preceding exemption, we maintained a Board of Directors comprising 50% independent directors, until the time that Jimmy D. Wright resigned from his seat on our Board in April 2007.  Since the time of Mr. Wright’s resignation, we have maintained a Board of Directors  comprising a majority of independent directors.

Mr. Spickelmier also served on our Audit Committee during a portion of fiscal 2006 at a time when he did not meet the AMEX independence standards.  The AMEX rules generally require that a listed company’s Audit Committee comprise at least three members, each of whom must be independent.  However, these rules provide that one director who is not independent but meets certain other requirements may be appointed to the Audit Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the issuer and its stockholders.  Mr. Spickelmier was appointed to the Audit Committee on the basis of the preceding exemption.  In determining that Mr. Spickelmier’s appointment to the Audit Committee was required by our and our stockholders’ best interests, our Board of Directors considered Mr. Spickelmier's background and expertise, the fact that Mr. Spickelmier would soon again meet the AMEX’s standards of independence, and the anticipated improved performance of the Audit Committee that would result from a greater number of members serving on such committee.

In addressing the question as to Mr. Spickelmier’s independence in view of AMEX standards, our Board of Directors considered the $72,000 in annual fees then paid to Mr. Spickelmier for serving as our Chairman of the Board; and our Board of Directors determined that such fees did not create a material relationship that would interfere with Mr. Spickelmier’s exercise of independent judgment.

Director Compensation

Each member of our Board of Directors who is not employed by us receives an annual fee of $7,500 for service on our Board and $1,000 for each meeting attended. In lieu of any cash or equity compensation, we pay the Chairman of the Board a $10,000 monthly fee for his services. We pay the Chairman of the Audit Committee of our Board an additional $3,750 annually for service as committee chair, and we pay $1,875 annually to each other member of this committee.  We pay the Chairman of the Compensation Committee an annual fee of $2,500 for service as chair of this committee. We also reimburse our non-employee directors for their reasonable expenses to attend Board and committee meetings.

Each non-employee director, other than the Chairman, is eligible for awards of our common stock under our 2005 Director Stock Plan. We award each non-employee director 12,666 shares of our common stock when he or she first becomes a director. The initial award comprises 4,222 unrestricted shares and 8,444 restricted shares of our common stock, one-half of which will vest, if the director is then a member of our Board, on each of the first and second anniversaries of the award date.  We also award each non-employee director 2,650 shares of our common stock for annual service on our Board, of which 884 shares are unrestricted, and 1,766 are restricted, one-half of which will vest, if the director is then a member of our Board, on the first and second anniversaries of the award date.

The following table sets forth the compensation we paid during the fiscal year ended December 31, 2006 to our directors.

Director Compensation (1)

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Total ($) (j)
Keith D. Spickelmier	$72,000	-0-	$72,000
Craig S. Glick	$16,250	$ 47,497 (2)	$63,747
John T. Raymond	$17,875	$ 9,355 (3)	$27,230
Herbert C. Williamson, III	$16,375	$ 9,355 (3)	$25,730

(1)
The Columns designated by the Securities and Exchange Commission for the reporting of certain option awards, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation have been eliminated as no such awards, compensation or earnings were made to, earned by, or paid to or with respect to any person named in the table during fiscal 2006.

(2)
Represents the aggregate grant date fair value of 12,666 shares, computed in accordance with FAS 123R.  As of December 31, 2006, Mr. Glick had been granted an aggregate of 12,666 shares for his services as a director.

(3)
Represents the aggregate grant date fair value of 2,650 shares, computed in accordance with FAS 123R.  As of December 31, 2006, each of Messrs. Raymond and Williamson had been granted an aggregate of 15,316 shares for their services as directors.

Executive Officers

For information about Douglas G. Manner (our Chief Executive Officer, President and Chief Operating Officer), see "Nominees" above.

In addition to the preceding executive officer, Sean J. Austin became our Chief Financial Officer in June 2006 and, since May 2005, has served as our Vice President and Corporate Controller. Prior to joining us, he was employed by Hess Corporation (formerly known as Amerada Hess) for 23 years, holding senior management positions in the company’s New York and Houston offices. From 1995 to 1999, he was Vice President and Corporate Controller in the New York office of Hess and, from 1999 until 2004, was Vice President of Finance and Administration, Exploration and Production in the Houston office of Hess. Mr. Austin served as an officer in the United States Navy from 1974 to 1979. Mr. Austin received a B.B.A. in accounting from the University of Notre Dame and an M.B.A. from the Amos Tuck School of Business at Dartmouth College.

Each officer of ours generally serves at the pleasure of our Board of Directors, provided, however, that we have entered into written employment agreements with Messrs. Manner and Austin.

Code of Ethics

On March 31, 2004, we adopted a Code of Ethics that applies to our principal executive officer, principal financial officer and principal accounting officer, as well as others working on our behalf. The Code of Ethics is posted on our website, and anyone can obtain a copy of the Code of Ethics by contacting us at the following address: 3131 Turtle Creek Blvd, Suite 1300, Dallas, Texas 75219, attention: Chief Executive Officer, telephone: (214) 522-8990. The first such copy will be provided without charge.  We will post on our website any amendments to the Code of Ethics, as well as any waivers that are required to be disclosed by the rules of either the Securities and Exchange Commission or the National Association of Securities Dealers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation we paid during the fiscal years ended December 31, 2006 and 2005 to our executive officers whose total compensation exceeded $100,000.  For the purpose of this Annual Report, the executive officers listed in the table below are referred to as the “Named Executive Officers.”

Summary Compensation Table (1)

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Total ($) (j)
Douglas G. Manner, Chief Executive Officer (2)	2006	$175,000	$262,500(3)	$525,000(4)	$962,500

Jimmy D. Wright,	2006	$163,123	0	0	$163,123
President & Chief Operating Officer (5)	2005	$150,000	0	0	$150,000

Sean J. Austin, Vice President &	2006	$154,500	0	0	$154,500
Chief Financial Officer	2005 (6)	$92,167	$20,000(7)	$80,000(8)	$192,167

(1)
The Columns designated by the Securities and Exchange Commission for the reporting of certain option awards, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation have been eliminated as no such awards, compensation or earnings were made to, earned by, or paid to or with respect to any person named in the table during any fiscal year covered by the table.

(2)	Mr. Manner assumed the office of Chief Executive Officer effective June 1, 2006. Prior to that time, he had served as Chief Operating Officer since January 1, 2006.
(3)	Represents 75,000 shares granted as an employment sign-on bonus and valued at $3.50 per share based on the closing price of our stock just prior to his hire date.
(4)
Represents 150,000 restricted shares valued at $3.50 per share based on the closing price of our stock just prior to his hire date, 75,000 of which have not vested.  Based on the $1.45 value per share of our common stock at the close of our last fiscal year, the value of Mr. Manner’s 150,000 restricted shares was $217,500 on December 31, 2006.

(5)
Mr. Wright served as Chief Executive Officer throughout all of fiscal 2005 and from January 1, 2006 until June 1, 2006.  Effective June 1, 2006, he began serving as Chief Operating Officer.  Mr. Wright served as President throughout all of fiscal 2005 and fiscal 2006.  Mr. Wright resigned from all of his offices with us in April 2007.

(6)	Mr. Austin’s employment began in May 2005.
(7)	Represents 5,000 shares granted as an employment sign-on bonus and valued at $4.00 per share based on the closing price of our stock o just prior to his hire date.
(8)
Represents 20,000 restricted shares valued at $4.00 per share based on the closing price of our stock just prior to his hire date.  Based on the $1.45 value per share of our common stock at the close of our last fiscal year, the value of Mr. Austin’s 20,000 restricted shares was $29,000 on December 31, 2006.

Outstanding Equity Awards

The table on the following page sets forth information pertaining to outstanding stock awards granted to the Named Executive Officers as of December 31, 2006.  No options of any kind have been granted; accordingly, the Columns designated by the Securities and Exchange Commission for the reporting of certain option awards, non-equity incentive plan compensation, nonqualified deferred compensation earnings or all other compensation have been eliminated.

Outstanding Equity Awards at Fiscal Year-End

Stock Awards

Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Douglas G. Manner, Chief Executive Officer	150,000 (1)	$217,500 (2)	600,000	$870,000 (2)
Sean J. Austin, Vice President & Chief Financial Officer	10,000 (3)	$14,500 (2)	120,000	$174,000 (2)

(1)	Of these shares, 75,000 vested on January 1, 2007.
(2)	Based on the $1.45 per-share market price of our common stock at the close of our last fiscal year
(3)	All of these shares vested on May 4, 2007.

Compensation Agreements with Key Personnel

We have entered into a two-year employment agreement with Douglas G. Manner, our Chief Executive Officer, President and Chief Operating Officer.  This agreement became effective on January 1, 2006 and may be terminated before January 1, 2008 upon a change of control of our company.  The agreement (as amended) currently provides for an annual salary of $275,000 and a sign-on bonus payable in our shares, the number of which, up to a maximum of 225,000 shares (and subject to vesting by thirds), equals 150% of the number of our shares that he purchased from us in cash before June 1, 2006.  Mr. Manner timely purchased 150,000 shares and, accordingly, of these bonus shares one-third or 75,000 immediately vested, 75,000 vested on January 1, 2007, and 75,000 are deemed restricted shares and shall vest on January 1, 2008 if he is then an employee of ours.  The agreement also provides for grants of incentive shares in increments of 100,000 shares of our common stock (for a total of 600,000 shares) each time that the 30-day trailing average of our stock’s closing price equals or exceeds in succession $5.00, $6.00, $7.00, $8.00, $9.00 and $10.00 for the first time.  If a change of control of the company occurs, Mr. Manner has the right to terminate his employment, in which case (or upon termination by us) Mr. Manner’s right to all of the remaining incentive shares shall immediately vest.  Provided he meets eligibility criteria, Mr. Manner may also participate in any employee benefit plans that we have or later establish for our employees.

We have entered into an employment agreement, effective as of May 4, 2005, with Sean J. Austin, our Chief Financial Officer.  Mr. Austin’s employment agreement does not have a stated term.  His agreement (as amended) currently provides for an annual salary of $200,000, subject to annual review, and a grant of 25,000 restricted shares of our common stock, all of which are now fully vested.  The agreement also provides for grants of incentive shares in increments of 20,000 shares of our common stock (for a total of 120,000 shares) each time that the 30-day trailing average of our common stock’s closing price equals or exceeds in succession $5.00, $6.00, $7.00, $8.00, $9.00 and $10.00 for the first time. If a change of control of the company occurs, Mr. Austin has the right to terminate his employment, in which case (or upon termination by us) Mr. Austin’s right to all of the remaining incentive shares shall immediately vest.  Provided he meets eligibility criteria, Mr. Austin may also participate in any employee benefit plans that we have or later establish for our employees.

Equity Compensation Plans

We have two equity compensation plans for our directors and consultants pursuant to which options, rights or shares may be granted or issued.  These plans include our 2004 Consultant Compensation Plan (the “Consultant Plan”) and our 2005 Director Stock Plan (the “Director Plan”).  In accordance with requirements of the U.S. Securities and Exchange Commission, further information on the material terms of the Consultant Compensation and the Director Plan is given below.

The following table provides information as of December 31, 2006 with respect to our compensation plans (including individual compensation arrangements), under which securities are authorized for issuance aggregated as to (i) compensation plans previously approved by stockholders, and (ii) compensation plans not previously approved by stockholders:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-0-	-0-	-0-
Equity compensation plans not approved by security holders	-0-	-0-	3,035,875
Total	-0-	-0-	3,035,875 (1)

(1)	Of these shares, 2,591,839 shares and 444,036 shares remain available for issuance under our 2004 Consultant Compensation Plan and our 2005 Director Stock Plan, respectively, as of December 31, 2006.

Our 2004 Consultant Compensation Plan

The following is a description of the material features of the Consultant Plan

General.  On April 14, 2004, our Board of Directors approved the Consultant Plan.  The Consultant Plan provides for the grant of shares of our Common Stock to certain outside consultants of ours who assist in the development and success of our business to reward them for their services and to encourage them to continue to provide services to us.

Administration.  Our Board of Directors administers the Consultant Plan.

Eligibility. Our Board of Directors has substantial discretion pursuant to the Consultant Plan to determine the persons to whom shares of Common Stock are awarded and the amounts and restrictions imposed in connection therewith.  Under the Consultant Plan, awards may be made only to individuals who are outside consultants, or directors, officers, partners or employees of outside consultants, of us or a subsidiary.  The number of consultants employed by us varies.

Shares Subject to the Consultant Plan.  Three million (3,000,000) shares of Common Stock are authorized to be awarded pursuant to the Consultant Plan, 500,000 of which were registered with the Securities and Exchange Commission.  Any shares awarded and later forfeited are again subject to award or sale under the Consultant Plan.  Awards may be made pursuant to the Consultant Plan until no further shares are available for issuance or until April 15, 2014, whichever occurs first.

Previous Awards.  We have awarded 408,161 shares of Common Stock pursuant to the Consultant Plan as of December 31, 2006.

Restrictions.  Our Board may, in its discretion, place restrictions and conditions in connection with any particular award of shares pursuant to the Consultant Plan.  Shares awarded subject to a condition are, in general, non-assignable until the condition is satisfied.

Anti-dilution.  The Consultant Plan carries certain anti-dilution provisions concerning stock dividends, stock splits, consolidations, mergers, recapitalizations and reorganizations.

Amendment and Termination.  Our Board of Directors may terminate or amend the Consultant Plan in any respect at any time, except no action of our Board of Directors, or our stockholders, may, without the consent of a participant, alter or impair such participant's rights under any restricted shares previously granted.

Term.  The Consultant Plan shall expire on April 15, 2014 unless sooner terminated except as to restricted share grants outstanding on that date.

Federal Income Tax Consequences. The following brief summary of the principal Federal income tax consequences of transactions under the Consultant Plan is based on current Federal income tax laws. This summary is not intended to constitute tax advice and, among other things, does not address possible state or local tax consequences. Accordingly, a participant in the Consultant Plan should consult a tax advisor with respect to the tax aspects of transactions under the Consultant Plan.

(i)           Unrestricted Stock Grants.  A participant in the Consultant Plan will recognize taxable income on the grant of unrestricted stock, in an amount equal to the fair market value of the shares on the grant date.  We will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to such a stock award.  Other rules apply with regard to other forms of stock-based awards.

(ii)           Restricted Stock Grants.  A participant in the Consultant Plan generally will not be taxed at the time a restricted stock grant is awarded but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture.  The amount of taxable income recognized will equal the fair market value of the shares subject to the award (or the portion of the award that is then vesting) at that time.  Participants may elect to be taxed based on the fair market value of the shares at the time of grant by making an election under Section 83(b) of the Code within 30 days of the award date.  If an award with respect to which a participant has made such an election under Section 83(b) is subsequently canceled, no deduction or tax refund will be allowed for the amount previously recognized as income.  Unless a participant makes a Section 83(b) election, dividends paid to a participant on shares of an unvested restricted stock grant will be taxable to the participant as ordinary income.  If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income, which generally is subject to the same rate as capital gains income.

We will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to a stock grant award.  Unless a participant has made a Section 83(b) election, we will also be entitled to a deduction, for federal income tax purposes, for dividends paid on awards of unvested restricted stock grants when the restrictions lapse.

(iii)           Tax Withholding.  We have the right to deduct withholding taxes from any payments made pursuant to the Consultant Plan or to make such other provisions as it deems necessary or appropriate to satisfy our obligations to withhold federal, state or local income or other taxes incurred by reason of payment or the issuance of Common Stock under the Consultant Plan or the lapse of restrictions on grants upon which restrictions have been placed.

(iv)            Treatment of "Excess Parachute Payments."  Any accelerated vesting of awards under the Consultant Plan upon a change of control of our company could result in a participant being considered to receive "excess parachute payments" (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant.  We would not be able to deduct the excess parachute payments made to a participant.

Our 2005 Director Stock Plan

The following is a description of the material features of the Director Plan.

General.  Effective March 30, 2005, our Board of Directors adopted the Director Plan.  The Director Plan provides for the grant of shares of our Common Stock to non-employee members of our Board of Directors to provide them with incentives to work hard for our success.

Administration.  Our Board of Directors administers the Director Plan.

Eligibility.  Under the Director Plan, awards may be made only to members of our Board of Directors who are not employees of us or any of our affiliates (“Non-Employee Directors”).

Shares Subject to the Director Plan.  Five hundred thousand (500,000) shares of Common Stock are authorized to be awarded pursuant to the Director Plan. Awards may be made pursuant to the Director Plan until no further shares are available for issuance or until March 30, 2015, whichever occurs first.

Awards.  Each Non-Employee Director receives an award of 12,666 shares of Common Stock when he or she first becomes a director.  Of these shares, 4,222 are unrestricted, and the remaining 8,444 shares are restricted, with one-half of them vesting one year after the award and with one-half of them vesting two years after the award, provided, in both cases, that the related person is still a director of ours on the vesting dates.  In addition to the initial grant, each Non-Employee Director receives an annual award of 2,650 shares of our Common Stock.  Of these shares, 884 are unrestricted, and the remaining 1,766 are restricted, with one-half of the shares vesting one year after the award and with one-half of them vesting two years after the award, provided, in both cases, that the related person is still a director of ours on the vesting dates.  We have awarded 55,964 shares of Common Stock pursuant to the Director Plan as of December 31, 2006.

Restrictions.  The restricted shares comprising a grant are non-assignable until such shares are vested and no longer subject to forfeiture.

Anti-dilution.  The Director Plan carries certain anti-dilution provisions concerning stock dividends, stock splits, consolidations, mergers, recapitalizations and reorganizations.

Amendment and Termination.  Our Board of Directors may terminate or amend the Director Plan in any respect at any time, provided that no alteration or amendment may be made without the approval of stockholders if such approval is required by applicable law or stock exchange rule.

Term.  The Director Plan shall expire on March 30, 2015 unless sooner terminated except as to restricted share grants outstanding on that date.

Federal Income Tax Consequences. The following brief summary of the principal Federal income tax consequences of transactions under the Director Plan is based on current Federal income tax laws. This summary is not intended to constitute tax advice and, among other things, does not address possible state or local tax consequences. Accordingly, a participant in the Director Plan should consult a tax advisor with respect to the tax aspects of transactions under the Director Plan.

(i)           Unrestricted Stock Grants.  A participant in the Director Plan will recognize taxable income on the grant of unrestricted stock, in an amount equal to the fair market value of the shares on the grant date.  We will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to such a stock award.  Other rules apply with regard to other forms of stock-based awards.

(ii)           Restricted Stock Grants.  A participant in the Director Plan generally will not be taxed at the time a restricted stock grant is awarded, but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture.  The amount of taxable income recognized will equal the fair market value of the shares subject to the award (or the portion of the award that is then vesting) at that time.  Participants may elect to be taxed based on the fair market value of the shares at the time of grant by making an election under Section 83(b) of the Code within 30 days of the award date.  If an award with respect to which a participant has made such an election under Section 83(b) is subsequently canceled, no deduction or tax refund will be allowed for the amount previously recognized as income.  Unless a participant makes a Section 83(b) election, dividends paid to a participant on shares of an unvested restricted stock grant will be taxable to the participant as ordinary income.  If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income, which generally is subject to the same rate as capital gains income.

We will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to a stock grant award.  Unless a participant has made a Section 83(b) election, we will also be entitled to a deduction, for federal income tax purposes, for dividends paid on awards of unvested restricted stock grants when the restrictions lapse.

(iii)           Tax Withholding.  We have the right to deduct withholding taxes from any payments made pursuant to the Director Plan or to make such other provisions as it deems necessary or appropriate to satisfy our obligations to withhold federal, state or local income or other taxes incurred by reason of payment or the issuance of Common Stock under the Director Plan or the lapse of restrictions on grants upon which restrictions have been place.

(iv)           Treatment of "Excess Parachute Payments."  Any accelerated vesting of awards under the Director Plan upon a change of control of our company could result in a participant being considered to receive "excess parachute payments" (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant.  We would not be able to deduct the excess parachute payments made to a participant.

COMPLIANCE WITH SECTION 16(A) OF
THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish us with copies of all such Section 16(a) forms.  Each of Keith D. Spickelmier, Chairman of our Board of Directors, and Westside Resources, L.P. (formerly known as Westside Energy, L.P.), which is wholly-owned by Jimmy D. Wright, formerly a Director and President and Chief Operating Officer, filed several weeks late a Form 4 regarding their separate exercises of warrants to purchase 37,500 shares each, for an aggregate of 75,000 shares.  We believe that, during fiscal 2006, each of our officers, directors and stockholders who own more than ten percent of our outstanding shares otherwise complied with all applicable filing requirements of Section 16(a).

CERTAIN TRANSACTIONS

In March 2007, we entered into a $25 million two-year Credit Agreement with a syndicate of four private investment funds including Spindrift Partners, L.P., Spindrift Investors (Bermuda) L.P., Placer Creek Partners, L.P. and Placer Creek Investors (Bermuda) L.P.  Wellington Management, LLC (“Wellington”), which beneficially owned at the time approximately 18.5% of our outstanding common stock, serves as the investment adviser to each of these lenders, and arranged for the loan. At the time of the loan, Spindrift Investors (Bermuda) L.P. beneficially owned approximately 7.5% of our outstanding common stock, while Spindrift Partners, L.P. beneficially owned approximately 6.4% of our outstanding common stock (all of the shares comprising these preceding two percentage figures below are attributed to Wellington in computing its 18.5% ownership percentage).  In addition, in January 2006, we privately sold 3,278,000 shares of our common stock at a price of $3.15 per share to 27 investors. In this private placement, Spindrift Partners, L.P. acquired 402,500 shares for $1,267,875, while Spindrift Investors (Bermuda) L.P. acquired 469,300 shares for $1,478,295.

In June 2006, each of Mr. Spickelmier and Westside Resources, L.P. (formerly known as Westside Energy, L.P.), which is wholly-owned by Jimmy D. Wright, at the time a Director and our President and Chief Operating Officer, exercised warrants to purchase 37,500 shares of our common stock at a per share price of $2.50.

In May 2006, we sold 150,000 shares of our common stock at $3.15 per share to Douglas G. Manner, a Director and our Chief Executive Officer, President and Chief Operating Officer, and 29,972 shares at $3.15 per share to Sean J. Austin, our Chief Financial Officer.

In the January 2006 private placement described above, one investor was the wife of Keith D. Spickelmier, Chairman of our Board of Directors, who acquired 95,000 shares for $299,250, and two of the investors were trusts for the benefit of his wife’s sons, which together acquired 46,000 shares for $144,900.

PROPOSAL 2
2007 EQUITY INCENTIVE PLAN

We are submitting the Westside Energy Corporation 2007 Equity Incentive Plan (the “Plan”) for approval by our stockholders.  The purpose of the Plan is to attract, retain and motivate employees, certain consultants, and directors of ours, to increase the interest of such persons in our welfare, and to furnish an incentive to such persons to continue their services for us.  Our Board of Directors unanimously adopted the Plan on July 9, 2007.  Approval of the Plan requires approval by a majority of the total number of shares of our Common Stock cast FOR and AGAINST the approval.  Our Board of Directors recommends a vote FOR the proposal to adopt the Plan.

The Plan being submitted under this proposal does not have any securities issued pursuant to it and, no future issuances that may be awarded have been determined, approved or granted.  If the Plan is approved, our Board of Directors may consider terminating our two existing plans, our 2004 Consultant Compensation Plan and our 2005 Director Stock Plan.  In such event, any future grants to consultants would be made pursuant to the Plan at the direction of the administrator of the Plan, and grants to directors could be expected to be made pursuant to the Plan in the manner now made pursuant to our 2005 Director Stock Plan.  However, there can be no certainty as to the action that our Board of Directors may take in this regard.

The Plan includes the following features that protect the interests of our stockholders:

*	Administration by a Compensation Committee composed entirely of independent directors;

*	Exercise prices for stock options and certain stock-based awards must be at least 100% of fair market value on the grant date of the award; and

*	No material amendments will be made to the Plan without the approval of stockholders.

Summary

The following is a summary of the Plan.  It is not complete, and stockholders should refer to the copy of the Plan in Appendix A to this Proxy Statement for full details.  If the proposal to adopt the Plan is approved, we intend to promptly file a registration statement on Form S-8 under the Securities Act of 1933, as amended, registering the shares available for issuance under the Plan.

Administration

The Compensation Committee will administer the Plan, except to the extent our Board elects to retain authority to administer the Plan (the person administering the Plan, whether the Compensation Committee or our Board, is referred to hereinafter as the "Administrator").  The Administrator has the authority to administer and interpret the Plan, to determine the persons to whom awards will be granted under the Plan and, subject to the terms of the Plan, the type and size of each award, the terms and conditions for vesting, cancellation and forfeiture of awards and the other features applicable to each award or type of award.  The Administrator may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards or the stock issued pursuant to awards and make any and all other determinations that it deems appropriate, subject to the limitations contained in the Plan, including minimum vesting requirements and provisions designed to maintain compliance with the requirements of Sections 422 (for incentive stock options), 162(m) and 409A of the United States Internal Revenue Code of 1986, as amended (the “Code”), as well as other applicable laws and stock exchange rules.

Eligibility

All "employees" of ours, defined by the Plan to include any employee of ours or of an Affiliate, including employees who are also serving as an officer or director of ours or of an Affiliate, are eligible to receive awards under the Plan.  Incentive stock options may be granted only to employees.  All other awards may be granted to any participant in the Plan.  Participation is discretionary, and awards are subject to approval by the Administrator.  As of July 9, 2007, 13 employees and directors would have been eligible to participate in the Plan, but the number of consultants that might participate in the Plan was undeterminable as of such date.

Shares Subject to the Plan

The maximum number of shares of common stock that may be subject to awards during the term of the Plan is 2.0 million shares.  The AMEX closing price of a share of our common stock on July 9, 2007, was $3.42.

The maximum number of shares of common stock that may be issued under the Plan will not be affected by awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving us or a subsidiary.  Additionally, shares used by a participant to exercise an option, and shares withheld by us to cover the withholding tax liability associated with the exercise of an option, are not counted toward the maximum number of shares that may be issued under the Plan and, accordingly, will not reduce the number of shares that will be available for future awards.

Shares of common stock issued in connection with awards under the Plan may be shares that are authorized but unissued, or previously issued shares that have been reacquired, or both.  If an award under the Plan is forfeited, canceled, terminated or expires prior to the issuance of shares, the shares subject to the award will be available for future grants under the Plan.  Shares subject to outstanding awards granted under other plans shall not be subject to future issuance under the Plan, if such awards are forfeited, canceled, terminated or expire prior to the issuance of shares.

Types of Awards

The following types of awards may be granted under the Plan.  All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Administrator, in its sole discretion, subject to such limitations as are provided in the Plan.  The Administrator, in its discretion, shall also determine the number of shares subject to any award.  At the discretion of the Administrator, awards may be made subject to or may vest on an accelerated basis upon the achievement of performance related criteria, which may be established on a Company-wide basis or with respect to one or more business units or divisions or subsidiaries, and may be based upon the attainment of criteria as may be determined by the Administrator and set forth in the participant's award agreement.  None of the awards available under the Plan may be granted to any participant who is not subject to U.S. Federal income tax, unless such grant would not constitute deferred compensation within the meaning of Section 409A of the Code.

Stock Grants.  A stock grant is an award of outstanding shares of common stock that does not vest until after a specified period of time, or upon the satisfaction of other vesting conditions as determined by the Administrator, and which may be forfeited if conditions to vesting are not met.  Participants generally receive dividend payments on the shares subject to a restricted stock grant award during the vesting period, and are also generally entitled to vote the shares underlying their awards.

Non-Qualified Stock Options.  An award of a non-qualified stock option under the Plan grants a participant the right to purchase a certain number of shares of common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of the common stock on the grant date.  The term of a non-qualified stock option may not exceed 10 years from the date of grant.  The exercise price may be paid by any of the means described below under "Payment of Exercise Price." A non-qualified stock option is an option that does not qualify under Section 422 of the Code.

Incentive Stock Options.  An incentive stock option is a stock option that meets the requirements of Section 422 of the Code, which include an exercise price of no less than 100% of fair market value on the grant date, a term of no more than 10 years, and that the option be granted from a plan that has been approved by stockholders.  Additional requirements apply to an incentive stock option granted to a participant who beneficially owns stock representing more than 10% of the total voting power of all outstanding stock of ours on the date of grant.  If certain holding period requirements are met and there is no disqualifying disposition of the shares, the participant will be able to receive capital gain (rather than ordinary income) treatment under the Code with respect to any gain related to the exercise of the option.

Stock-Based Awards.  A stock-based award is a grant by us under the Plan of an equity award or an equity based award that is not a non-qualified stock option, an incentive stock option, or a stock grant.  The Administrator has the right to grant stock-based awards having such terms and conditions as the Administrator may determine, including, without limitation, the grants of shares based upon certain conditions, the grant of securities convertible into shares and the grant of stock appreciation rights, phantom stock awards or stock units.  The principal terms of each stock-based award will be set forth in the participant's award agreement, in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in our best interests.

Payment of Exercise Price

Payment of the exercise price of a non-qualified stock option or incentive stock option may be made in cash or, if permitted by the Administrator, by tendering shares of common stock owned by the participant and acquired at least six (6) months prior to exercise, having a fair market value equal to the exercise price, by a combination of cash and shares of common stock or by authorizing the sale of shares otherwise issuable upon exercise, with the sale proceeds applied towards the exercise price.  Additionally, the Administrator may provide that stock options can be net exercised - that is exercised by issuing shares having a value approximately equal to the difference between the aggregate value of the shares as to which the option is being exercised and the aggregate exercise price for such number of shares.

Additional Forfeiture Provisions

Awards granted under the Plan are subject to forfeiture if, after a termination of employment, the participant engages in certain activities that breach an obligation or duty of the participant to us, or that are materially injurious to or in competition with us.

Deferrals

Subject to the limitation described below, the Administrator may postpone the exercise of awards, or the issuance or delivery of shares or cash pursuant to any award for such periods and upon such terms and conditions as the Administrator determines.  In addition, the Administrator may determine that all or a portion of a payment to a participant, whether in cash and/or shares, will be deferred in order to prevent us or any subsidiary from being denied a U.S. Federal income tax deduction under Section 162(m) of the Code with respect to an award granted under the Plan.  If any of such deferrals, however, would cause the Plan to become subject to Section 409A of the Code, the Administrator generally may not take such actions unless it affirmatively determines to subject the Plan to all of the requirements of Section 409A.

Non-Transferability

By their terms, awards granted under the Plan are not transferable other than (i) by will or the laws of descent and distribution or (ii) as approved by the Administrator in its discretion and set forth in the applicable agreement with the participant.  Notwithstanding the foregoing, an incentive stock option transferred except in compliance with clause (i) above will no longer qualify as an incentive stock option.  During a participant's lifetime, all rights with respect to an award may be exercised only by the participant (or by his or her legal representative) and cannot be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and cannot be subject to execution, attachment or similar process.

Adjustments

Subject to certain limitations, the maximum number of shares available for issuance under the Plan, the number of shares covered by outstanding awards, the exercise price applicable to outstanding awards and the limit on awards to a single employee may be adjusted by the Administrator if it determines that any stock split, extraordinary dividend, stock dividend, distribution (other than ordinary cash dividends), recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event equitably requires such an adjustment.

Corporate Transaction

Upon the occurrence of a "Corporate Transaction," as defined in the Plan, the Administrator, may, in its discretion and as it deems appropriate as a consequence of such Corporate Transaction, accelerate, purchase, adjust, modify or terminate awards or cause awards to be assumed by the surviving corporation in the transaction that triggered such Corporate Transaction.  Any such actions that would cause the Plan to become subject to Section 409A of the Code, however, generally may not be taken unless the Administrator affirmatively determines to subject the Plan to all of the requirements of Section 409A.

Amendment and Termination

The Plan will terminate ten years after adoption, the date that is ten years from the earlier of the date of its adoption by our Board and the date of its approval by our stockholders.  The Plan may be amended or terminated by the Administrator at an earlier date, provided that no amendment that would require stockholder approval under any applicable law or regulation (including the rules of any exchange on which our shares are then listed for trading) or under any provision of the Code, may become effective without stockholder approval.  A termination, suspension or amendment of the Plan may not adversely affect the rights of any participant with respect to a previously granted award, without the participant's written consent; provided, however, that any award may be amended, revised or revoked as deemed necessary by the Administrator to avoid penalties under Code Section 409A.  Additionally, our Board has the power, without further approval of our stockholders, to amend the Plan in any respect necessary at any point in time to permit the Plan, and awards granted thereunder, to continue to comply with Code Section 422.

Certain United States Federal Income Tax Consequences

The following is a brief summary of the principal U.S. Federal income tax consequences of transactions under the Plan, based on current U.S. Federal income tax laws.  This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different.

Stock Grants.  A participant generally will not be taxed at the time a stock grant is awarded, but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture.  The amount of taxable income recognized will equal the fair market value of the shares subject to the award (or the portion of the award that is then vesting) at that time.  Participants may elect to be taxed based on the fair market value of the shares at the time of grant by making an election under Section 83(b) of the Code within 30 days of the award date.  If an award with respect to which a participant has made such an election under Section 83(b) is subsequently canceled, no deduction or tax refund will be allowed for the amount previously recognized as income.  Unless a participant makes a Section 83(b) election, dividends paid to a participant on shares of an unvested restricted stock grant will be taxable to the participant as ordinary income.  If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income, which generally is subject to the same rate as capital gains income.

Except as provided under "Certain Limitations on Deductibility of Executive Compensation" below, we will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to a stock grant award.  Unless a participant has made a Section 83(b) election, we will also be entitled to a deduction, for federal income tax purposes, for dividends paid on awards of unvested restricted stock grants when the restrictions lapse.

Non-Qualified Stock Options.  Generally, a participant will not recognize taxable income on the grant of a non-qualified stock option provided the exercise price of the option is equal to the fair market value of the underlying stock at the time of grant.  Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the difference between the fair market value of the common stock received on the date of exercise and the option cost (number of shares purchased multiplied by the exercise price per share).  The participant will recognize ordinary income upon the exercise of the option even though the shares acquired may be subject to further restrictions on sale or transferability.  Except as provided under "Certain Limitations on Deductibility of Executive Compensation" below, we will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the participant upon exercise.

Generally, upon a subsequent sale of shares acquired in an option exercise, the difference between the sale proceeds and the cost basis of the shares sold will be taxable as a capital gain or loss.

Incentive Stock Options (ISO’s).  A participant does not recognize any taxable income on the grant of an ISO.  If a participant exercises an ISO in accordance with the terms of the ISO and does not dispose of the shares acquired within two years from the date of the grant of the ISO, nor within one year from the date of exercise, the participant will be entitled to treat any gain or loss related to the exercise of the ISO as capital gain or loss (instead of ordinary income), and we will not be entitled to a deduction by reason of the grant or exercise of the ISO.  The amount of the gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the participant's basis in the shares acquired.  If a participant sells or otherwise disposes of the shares acquired without satisfying the required minimum holding period, such "disqualifying disposition" will give rise to ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the participant's tax basis in the shares acquired.  Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant.  Except as provided under "Certain Limitations on Deductibility of Executive Compensation" below, we will ordinarily be entitled to a deduction equal to the amount of the ordinary income taxable to a participant as a result of any disqualifying disposition.

Stock-Based Awards.  A participant will recognize taxable income on the grant of unrestricted stock, in an amount equal to the fair market value of the shares on the grant date.  Except as provided under "Certain Limitations on Deductibility of Executive Compensation" below, we will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to such a stock award.  Other rules apply with regard to other forms of stock-based awards.

Withholding

We retain the right to deduct or withhold, or require the participant to remit to his or her employer, an amount sufficient to satisfy federal, state and local and foreign taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Plan.

Certain Limitations on Deductibility of Executive Compensation

With certain exceptions, Section 162(m) of the Code limits the deduction to us for compensation paid to certain executive officers to $1 million per executive per taxable year unless such compensation is considered "qualified performance - based compensation" within the meaning of Section 162(m) or is otherwise exempt from Section 162(m).  The Plan is designed so that options and SAR’s qualify for this exemption, and it permits the Administrator to grant other awards designed to qualify for this exemption.

Treatment of "Excess Parachute Payments"

The accelerated vesting of awards under the Plan upon a change of control of our company could result in a participant being considered to receive "excess parachute payments" (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant.  We would not be able to deduct the excess parachute payments made to a participant.

New Plan Benefits

Awards under the Plan in 2007 will be subject to the Administrator’s discretion.  As a result, it is not possible to determine the amount that will be granted to any person under the Plan this year.  Because awards are made at the discretion of the Administrator, we cannot determine the incentive awards that would have been granted had the Plan been in effect in 2006.

Required Vote

To be approved by the stockholders, the proposal to approve the adoption of our 2007 Equity Incentive Plan must receive the affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting.  Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against this proposal.  Broker non-votes are not deemed to be present and represented and are not entitled to vote, and, therefore, will have no effect on the outcome of this proposal.  A failure to vote by not returning a signed proxy will have no impact on the proposal.

Recommendation

Our Board believes that it is in the best interests of, and fair to, us and our stockholders that the stockholders approve our 2007 Equity Incentive Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL 2 REGARDING THE ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN.

PROPOSAL 3
APPOINTMENT OF INDEPENDENT
PUBLIC ACCOUNTANTS

Our Audit Committee has recommended and our Board of Directors has approved and now recommends the appointment of Malone & Bailey, PC as independent certified public accountants to audit our financial statements for the fiscal year ending December 31, 2007.  The firm audited our financial statements for fiscal 2006.  Approval of the appointment will require the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.  Our Board believes that it is in the best interests of us and our stockholders that the stockholders approve Malone & Bailey, PC as our independent public accountants for fiscal 2007.  OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL 3 REGARDING THE APPROVAL OF MALONE & BAILEY, PC AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2007.

During 2006 and 2005, the aggregate fees that we paid to Malone & Bailey, PC, our independent auditors, for professional services were as follows:

	Year Ended December 31,
	2006	2005
Audit Fees (1)	$115,485	$51,267
Audit-Related Fees (2)	$41,681	N/A
Tax Fees (3)	$6,580	N/A
All Other Fees	N/A	N/A

(1)	Fees for audit services include fees associated with the annual audit and the review of our quarterly reports on Form 10-QSB.

(2)	Fees for the audits in connection with the acquisition of EBS Oil and Gas Partners Production Company, L.P. and EBS Oil and Gas Partners Operating Company, L.P.

(3)	Consist primarily of professional services rendered for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval of Audit and Permissible
Non-Audit Services of Independent Public Accounting Firm.

The Audit Committee pre-approves the engagement of Malone & Bailey, PC for all audit and permissible non-audit services.  The Audit Committee annually reviews the audit and permissible non-audit services performed by Malone & Bailey, PC, and reviews and approves the fees charged by Malone & Bailey, PC.  The Audit Committee has considered the role of Malone & Bailey, PC in providing tax and audit services and other permissible non-audit services to us and has concluded that the provision of such services was compatible with the maintenance of Malone & Bailey, PC’s independence in the conduct of its auditing functions.

A representative of Malone & Bailey, PC may attend the Annual Meeting with the opportunity to make a statement if such representative desires to do so and to respond to appropriate questions presented at the Annual Meeting.  Malone & Bailey, PC has indicated that, if a representative is unable to attend the Annual Meeting personally due to a scheduling conflict, a representative will be available by telephone during the time of the Annual Meeting in order to make any desired statement or to respond to any appropriate question that any stockholder might wish to ask of him or her.

OTHER MATTERS

Our Board of Directors does not know of any other business to be presented at the Annual Meeting.  If any other matter properly comes before the Annual Meeting, however, it is intended that the persons named in the enclosed Proxy Card will vote said Proxy in accordance with the discretion and instructions of our Board of Directors.

SUBMISSION OF STOCKHOLDER PROPOSALS
FOR 2008 ANNUAL MEETING

Stockholders wishing to submit proposals for consideration by our Board of Directors at our 2008 Annual Meeting of Stockholders should submit them in writing to the attention of our Corporate Secretary not later than 5:00 p.m., Central Time, March 16, 2008 so that the proposals may be considered by us for inclusion in our proxy statement and form of proxy for that meeting.

STOCKHOLDERS WITH THE SAME ADDRESS

If you share an address with one or more Company stockholders, you may elect to "household" your proxy mailing.  This means you will receive only one annual report and proxy statement at that address unless one or more stockholders at that address specifically elect to receive separate mailings.  Stockholders who participate in householding will continue to receive separate proxy cards.  We will promptly send a separate annual report and proxy statement to a stockholder at a shared address on request.  Stockholders with a shared address may also request us to send separate annual reports and proxy statements in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.  Requests related to householding should be made by calling our Corporate Secretary at 214/522-8990, extension 1117. Beneficial stockholders can request information about householding from their banks, brokers, or other holders of record.

By Order of the
Board of Directors,

Keith D. Spickelmier,
Chairman of the Board

Dallas, Texas
July 16, 2007

Appendix A

WESTSIDE ENERGY CORPORATION
2007 EQUITY INCENTIVE PLAN

The Westside Energy Corporation 2007 Equity Incentive Plan (the “Plan”) was adopted by the Board of Directors of Westside Energy Corporation, a Nevada corporation (the “Company”), effective as of July 9, 2007 subject to approval by the Company’s stockholders.

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Westside Energy Corporation 2007 Equity Incentive Plan, have the following meanings:

“Administrator” means the Committee, unless it has delegated power to act on its behalf to the Board of Directors, in which case the Administrator means the Board of Directors.

“Affiliate” means a corporation that, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Agreement” means an agreement between the Company and a Participant delivered pursuant to the Plan, in such a form as the Administrator shall approve.

“Board of Directors” means the Board of Directors of the Company.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board of Directors or such other committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

“Common Stock” means shares of the Company’s common stock, $0.01 par value per share.

“Company” means Westside Energy Corporation, a Nevada corporation.

“Disability” or “Disabled” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

“Fair Market Value” of a Share of Common Stock means:

(1)            If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the average of the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the five (5) trading days, consisting of (i) the two (2) trading days immediately following the applicable date, (ii) the trading day that is the applicable date, and (iii) the two (2) trading days immediately preceding the applicable date;

(2)            If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3)            If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

“ISO” means a stock option meant to qualify as an incentive stock option under Section 422 of the Code.

“Non-Qualified Option” means a stock option that is not intended to qualify as an ISO.

“Option” means an ISO or Non-Qualified Option granted under the Plan.

“Participant” means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

“Plan” means this Westside Energy Corporation 2007 Equity Incentive Plan.

“Shares” means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

“Stock-Based Award” means a grant by the Company under the Plan of an equity award or an equity based award that is not an Option or a Stock Grant.

“Stock Grant” means a grant by the Company of Shares under the Plan.

“Stock Right” means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

“Survivor” means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The purpose of the Plan is to attract and retain the services of Employees, certain consultants, and directors of the Company and its subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of ISO’s, Non-Qualified Options, Stock Grants and Stock-Based Awards, whether granted singly, or in combination, or in tandem, that will

(a)           Increase the interest of such persons in the Company’s welfare;

(b)           Furnish an incentive to such persons to continue their services for the Company; and

(c)           Provide a means through which the Company may attract able persons as employees, contractors, consultants and directors.

With respect to reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

3.	SHARES SUBJECT TO THE PLAN.

(a)           The number of Shares which may be issued from time to time pursuant to this Plan shall be 2,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

(b)           If an Option ceases to be “outstanding,” in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares needed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Committee, except to the extent the Board of Directors elects to retain all or part of the authority with respect to the Plan, in which case the Board of Directors shall be the Administrator.  Subject to the provisions of the Plan, the Administrator is authorized to:

(a)           Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations that it deems necessary or advisable for the administration of the Plan;

(b)           Determine which Employees, directors and consultants shall be granted Stock Rights;

(c)           Determine the number of Shares for which a Stock Right or Stock Rights shall be granted;

(d)           Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e)           Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

(f)           Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g)           Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISO’s. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISO’s may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the stockholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.           Non-Qualified Options:  Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(a)           Option Price:  Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

(b)           Number of Shares:  Each Option Agreement shall state the number of Shares to which it pertains.

(c)           Option Periods:  Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(d)           Option Conditions:  Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other stockholders, including requirements that:

(i)           The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

(ii)           The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

B.           ISO’s:  Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(a)           Minimum standards:  The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

(b)           Option Price:  Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

(i)           10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

(ii)           More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

(c)           Term of Option:  For Participants who own:

(i)           10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

(ii)           More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(d)            Limitation on Yearly Exercise:  The Option Agreements shall restrict the amount of ISO’s which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISO’s are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)           Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by Chapter 78 of the Nevada Revised Statutes on the date of the grant of the Stock Grant;

(b)           Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)           Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above; or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

11.	RIGHTS AS A STOCKHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a stockholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a)           A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)           Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)           The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)           Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)           A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

(f)           Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

(a)           All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

(b)           For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

(c)           “Cause” is not limited to events that have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

(d)           Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a)           A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)           To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(ii)           In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The pro ration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

(b)           A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

(c)           The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, a physician selected or approved by the Administrator shall examine the Participant, and the Company shall pay the cost of the examination.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a)           In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, the Participant’s Survivors may exercise such Option:

(i)           To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)           In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The pro ration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b)           If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died but had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

(a)           All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

(b)           For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

(c)           “Cause” is not limited to events that have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

(d)           Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The pro ration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, a physician selected or approved by the Administrator shall examine the Participant, and the Company shall pay the cost of the examination.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The pro ration shall be based upon the number of days accrued prior to the Participant’s death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a)           The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b)           At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A.           Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B.           Corporate Transactions.  If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C.           Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D.           Adjustments to Stock-Based Awards.  Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect if any, of a Change in Control and, subject to Paragraph 4, its determination shall be conclusive.

E.           Modification of ISO’s.  Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISO’s shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISO’s (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO’s. If the Administrator determines that such adjustments made with respect to ISO’s would constitute a modification of such ISO’s, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISO’s INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISO’s.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISO’s (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISO’s, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISO’s converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on 10 years after adoption, the date that is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The stockholders of the Company may amend the Plan. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator that the Administrator determines is of a scope that requires stockholder approval shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, the Administrator may amend outstanding Agreements in a manner that is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Texas.

REVOCABLE PROXY
WESTSIDE ENERGY CORPORATION

PLEASE MARK VOTES AS IN THIS EXAMPLE ☒

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
AUGUST 13, 2007

The undersigned stockholder of Westside Energy Corporation (the “Company”) hereby appoints Douglas G. Manner and Sean J. Austin as proxies, such persons being duly appointed by the Board of Directors with the power to act alone and to appoint appropriate substitutes, to cast all votes that the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders (the “Meeting”) to be held at 11:00 a.m., Central Time on Monday, August 13, 2007 at the Keystone/Yates Rooms of The Dallas Petroleum Club, located at 2200 Ross Ave., Dallas, Texas, and at any postponement or adjournment thereof, upon the matters coming before the Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

Please be sure to sign and date—Date

Stockholder sign above---Co-holder (if any) sign above

1.	To elect five directors for one-year terms
(Proposal 1)

Nominees:  Craig S. Glick, Douglas G. Manner, John T. Raymond, Keith D. Spickelmier, and Herbert C. Williamson, III

For	Withhold	For All Except

INSTRUCTION:To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	To approve the Westside Energy Corporation 2007 Equity Incentive Plan. (Proposal 2)

For	Withhold	Abstain

3.	To approve the appointment of Malone & Bailey, PC as the Company's independent public accountants for fiscal 2007. (Proposal 3)

For	Withhold	Abstain

4.	To vote upon such other business as may properly come before the Meeting and any adjournments of the Meeting in accordance with the determination of a majority of the Company’s Board of Directors.

PLEASE CHECK BOX IF YOU  PLAN TO ATTEND THE MEETING. ☐

This proxy will be voted as directed by the above-signed stockholder. Unless contrary instructions are given, this proxy will be voted FOR the election of the nominees listed in Proposal 1, FOR the approval of the Westside Energy Corporation 2007 Equity Incentive Plan as described in Proposal 2, FOR the appointment of Malone & Bailey, PC as the Company's independent public accountants for fiscal 2007 as described in Proposal 3, and in accordance with the determination of a majority of the Company’s Board of Directors as to any other matters. The above-signed stockholder may revoke this proxy at any time before it is exercised by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Meeting and voting in person. The above-signed stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 16, 2007.

Detach above card, sign, date and mail in postage paid envelope provided.

WESTSIDE ENERGY CORPORATION

Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

If you receive more than one proxy card, please sign and return all cards in the accompanying return envelope.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.